UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2021
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
27500 Riverview Center Blvd.
Bonita Springs, Florida 34134

(239) 301-1000
(Registrant's telephone number,
including area code)

N/A
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 18, 2021, Herc Holdings Inc. (the “Company”) issued a press release regarding its financial results for its fourth quarter and full year ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
On February 18, 2021, the Company will conduct an earnings webcast relating to the Company’s financial results for the fourth quarter and full year of 2020. The earnings webcast will be made available to the public via a link on the Investor Relations section of the Company's website, IR.HercRentals.com, as well as via telephone dial-in, and the slides that will accompany the presentation will be available to the public at the time of the earnings webcast through the Company’s website. Certain financial information relating to completed fiscal periods that will be part of the earnings webcast is included in the set of slides that will accompany the earnings webcast, a copy of which is furnished as Exhibit 99.2 to this Form 8-K.
The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Herc Holdings Inc. dated February 18, 2021 describing its results for its fourth quarter and full year ended December 31, 2020.
99.2	Set of slides that will accompany the February 18, 2021 earnings webcast.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ MARK IRION
Name:	Mark Irion
Title:	Senior Vice President and Chief Financial Officer
Date:  February 18, 2021

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